Exhibit 99.1

Archer Expands Business Leadership Team, Hiring Tosha Perkins as Chief

People Officer and Andy Missan as Chief Legal Officer

Perkins and Missan bring decades of professional experience as Archer continues to grow its leadership team ahead of listing on the NYSE

●	As Chief People Officer, Perkins will drive talent development and acquisition while amplifying Archer’s culture on a global scale, reporting to co-CEO Adam Goldstein

●	With decades of General Counsel experience in prominent technology companies, Missan will oversee Archer’s legal function, reporting to co-CEO Brett Adcock

●	New hires round out Archer’s leadership team, supporting the company as they bring an electric vertical takeoff and landing (eVTOL) aircraft to market and usher in a new era of sustainable travel

PALO ALTO, CA., August 23, 2021 - California-based Archer Aviation Inc. (“Archer'' or the “Company”), a leading Urban Air Mobility company and developer of all-electric vertical takeoﬀ and landing (“eVTOL”) aircraft, today announced two new hires: Tosha Perkins, who has joined the company as Chief People Oﬃcer and Andy Missan, who has joined as Chief Legal Oﬃcer. In her role, Perkins will manage hiring eﬀorts and develop the company culture as Archer continues to grow its industry-leading team. Missan will bring robust strategic legal guidance, as Archer transitions to a public company following the completion of the proposed business combination with Atlas Crest Investment Corp. (“Atlas Crest”) (NYSE: ACIC), which is expected to close this fall.

As Archer continues to grow, Perkins will focus on recruiting the best engineers, business leaders, finance minds, and more. With years of experience with large public company human resources and talent recruitment, she will craft talent acquisition strategies to build strong pipelines for future hiring needs, promoting diversity, equality and inclusion (DE&I) in the workplace, and designing and evaluating career paths to meet the company’s business goals. Perkins’ addition will help bolster Archer’s team with new talent who will help lead the way to the company’s planned commercial launch in 2024.

Prior to joining Archer, Perkins was the Chief Human Resources Oﬃcer and Senior Vice President at McDermott International Inc, where she was globally responsible for all human resources functions and supported 40,000 employees across 54 countries. Prior to McDermott International Inc, Perkins held leadership roles at several large consulting firms, including Slalom and Accenture. Perkins earned her B.S. in psychology from Texas State University and a Ph.D. from Alliant International University in industrial/organizational psychology.

“While I have held various human resource positions throughout my career, it's incredibly rare to step into a startup that has already assembled an amazing team of some of the finest minds in its industry,” said Tosha Perkins. “I'm honored to be trusted with expanding the tremendous talent at Archer and to support the company's work towards a more sustainable future.”

In his new role, Missan will manage all aspects of Archer’s legal affairs, including corporate governance, compliance, strategic contracts, litigation, government affairs, and regulatory matters. His deep experience in the legal profession will support Archer's business efforts, as well as help navigate the novel legal issues in the burgeoning Urban Air Mobility market.

Missan previously served as Executive Vice President and General Counsel at Fitbit, where he helped guide the company through complex legal challenges during a tremendous period of growth from private to public company, and ultimately worked with Fitbit’s finance and management teams to complete the sale of Fitbit. Prior to Fitbit, he built legal departments as General Counsel in a number of cutting-edge technology companies, including Bytemobile, MobiTV and Danger. Missan graduated from Oberlin College where he earned his B.A. in Government, and earned a J.D. from Northwestern Pritzker School of Law.

“It’s an exhilarating opportunity to join Archer and continue to develop the legal function for a team that is creating such a transformational product and defining a new industry," Missan said.

“As Archer continues to grow as a company, leadership support will become more important than ever. Adding Tosha and Andy will not only continue our superior hiring history, but will also bring an industry perspective that will be instrumental in Archer’s development,” said Adam Goldstein, Archer co-founder and co-CEO. “With increased legal and human resource support, we are bolstering the team we need for certification and beyond.”

“We took our time hiring into these key leadership positions with the hopes of finding the perfect fit for our growing company, and recruiting Tosha and Andy proved to be worth the wait,” said Brett Adcock, Archer co-founder and co-CEO. “With combined decades of experience in their respective fields, we are confident that they will provide the necessary foundation for the continued growth of Archer.”

Archer is expected to close its merger with Atlas Crest this fall, adding to a year of significant milestones. Most notably, Archer recently unveiled its demonstrator aircraft, Maker, which allowed consumers worldwide to virtually step inside the aircraft and envision a trip in Archer’s commercial aircraft ahead of its planned commercial launch in 2024.

Now, the company’s focus is geared towards certification and its commercial launch in approximately three years’ time. Continue to follow along with Archer’s journey via www.archer.com.

About Archer

Archer’s mission is to advance the benefits of sustainable air mobility. Archer’s goal is to move people throughout the world's cities in a quick, safe, sustainable, and cost-effective manner. Archer is designing and developing electric vertical takeoff and landing (eVTOL) aircraft for use in Urban Air Mobility. Archer's team is based in Palo Alto, CA. To learn more, visit www.archer.com.

For Media

Louise Bristow

Archer

C: 818 398 8091

louise.bristow@archer.com

archer@launchsquad.com

Andrea Hurst

Moelis & Company

C: 347 583 9705

andrea.hurst@moelis.com

About Atlas Crest

Atlas Crest Investment Corp. (NYSE: ACIC) is a special purpose acquisition company formed for the purpose of effecting a merger, stock purchase or similar business combination with one or more businesses and is sponsored by an affiliate of Moelis & Company, a leading global financial advisor to corporate executives, boards, entrepreneurs, financial sponsors and governments. The management team is led by Ken Moelis, Chairman, and Michael Spellacy, Chief Executive Officer, both of whom have had careers centered around identifying, evaluating and implementing organic and inorganic transformational growth and value creation initiatives across a broad range of industries. Atlas Crest priced its $500 million initial public offering on October 27, 2020.

Forward Looking Statements

Certain statements made in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Atlas Crest and Archer, the estimated or anticipated future results and benefits of the combined company following the business combination, including the likelihood and ability of the parties to successfully consummate the business combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of the management of Atlas Crest and Archer and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Atlas Crest and Archer. These statements are subject to a number of risks and uncertainties regarding the businesses of Atlas Crest and Archer and the business combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, the early stage nature of Archer’s business and its past and projected future losses; Archer’s ability to manufacture and deliver aircraft and its impact on the risk of investment; Archer’s dependence on United Airlines for its current aircraft orders and development process, and the risk that United Airlines cancels its contracts with Archer; risks relating to the uncertainty of the projections included in the model; the effectiveness of Archer’s marketing and growth strategies, including its ability to effectively market air transportation as a substitute for conventional methods of transportation; Archer’s ability to compete in the competitive urban air mobility and eVTOL industries; Archer’s ability to obtain expected or required certifications, licenses, approvals, and authorizations from transportation authorities; Archer’s ability to achieve its business milestones and launch products on anticipated timelines; Archer’s dependence on suppliers and service partners for the parts and components in its aircraft; Archer’s ability to develop commercial-scale manufacturing capabilities; regulatory requirements and other obstacles outside of Archer’s control that slow market adoption of electric aircraft, such as Archer’s inability to obtain and maintain adequate facilities and Vertiport infrastructure; Archer’s ability to hire, train and retain qualified personnel; risks related to Archer’s Aerial Ride Sharing Business operating in densely populated metropolitan areas and heavily regulated airports; adverse publicity from accidents involving aircraft, helicopters or lithium-ion battery cells; the impact of labor and union activities on Archer’s workforce; losses resulting from indexed price escalation clauses in purchase orders and cost overruns; regulatory risks related to evolving laws and regulations in Archer’s industries; impact of the COVID-19 pandemic on Archer’s business and the global economy; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Atlas Crest or Archer is not obtained; a decline in Archer’s securities following the business combination if it fails to meet the expectations of investors or securities analysts; Archer’s inability to protect its intellectual property rights from unauthorized use by third parties; Archer’s need for and the availability of additional capital; cybersecurity risks; risks and costs associated with the ongoing litigation with Wisk Aero LLC; the dual class structure of Archer’s common stock, which will limit other investors’ ability to influence corporate matters; the amount of redemption requests made by Atlas Crest’s public stockholders; the ability of Atlas Crest or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, and those factors discussed in Atlas Crest’s definitive proxy statement/prospectus, dated August 11, 2021 under the heading “Risk Factors,” filed with the SEC on August 11, 2021. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Atlas Crest nor Archer presently know or that Atlas Crest and Archer currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Atlas Crest’s and Archer’s expectations, plans or forecasts of future events and views as of the date of this press release. Atlas and Archer anticipate that subsequent events and developments will cause Atlas Crest’s and Archer’s assessments to change. However, while Atlas Crest and Archer may elect to update these forward-looking statements at some point in the future, Atlas Crest and Archer specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Atlas Crest’s or Archer’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Stockholders and Where to Find It

In connection with the proposed business combination, Atlas Crest filed a registration statement on Form S-4, which was declared effective by the SEC on August 11, 2021. The definitive proxy statement/prospectus was first mailed to the stockholders of Atlas Crest on August 12, 2021. Investors and security holders of Atlas Crest are urged to read the definitive proxy statement/prospectus, and any amendments or supplements thereto carefully and in their entirety because they contain important information about Atlas Crest, Archer and the proposed business combination. Investors and security holders may obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC by Atlas Crest through the website maintained by the SEC at www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Atlas Crest, Archer, Atlas Crest’s sponsor and their respective directors, executive oﬃcers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Atlas Crest’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, and interests in the business combination of certain of Atlas Crest’s directors and oﬃcers in Atlas Crest’s filings with the SEC, including the definitive proxy statement/prospectus.

No Oﬀer or Solicitation

This press release does not constitute an oﬀer to sell or the solicitation of an oﬀer to buy any securities, or a solicitation of any vote or approval in any jurisdiction in connection with the transaction or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such oﬀer, solicitation or sale may be unlawful. Any oﬀering of securities or solicitation of votes regarding the proposed business combination will be made only by means of the definitive proxy statement/prospectus.